UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2017

ROI LAND INVESTMENTS LTD.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	000-54368 (Commission File Number)	26-1574051 (I.R.S. Employer Identification No.)

1002 Sherbrooke West, Suite 1430

Montreal, Quebec H3A 3L6

(Address of principal executive offices with Zip Code)

514-416-4764

(Registrant’s telephone number,

including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Forward-Looking Statements

This Current Report on Form 8-K and press release contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “may increase,” “forecast” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts. Forward-looking statements are based on management’s current expectations or beliefs about the Company’s future, expectations and objectives. These forward-looking statements are not historical facts and are subject to risks and uncertainties that could cause the actual results to differ materially from those projected in these forward-looking statements including, the general economic climate; the supply of and demand for real properties; interest rate levels; the availability of financing; and other risks associated with the acquisition and ownership of properties , including risks that the costs may be greater than anticipated and other risk factors that may be described from time to time in the Company’s filings with the Securities and Exchange Commission and the OTC Markets. Readers of this release are cautioned not to place undue reliance on forward-looking statements contained herein, which speak only as of the date stated, or if no date is stated, as of the date of this Current Report. The Company undertakes no obligation to publicly update or revise the forward-looking statements contained herein to reflect changed events or circumstances after the date of this press release, unless required by law.

ITEM 1.01 Entry Into a Material Definitive Agreement

On December 21, 2017, ROI Land Investments, Ltd. (“ROI” or the “Company”) entered into a Design & Licensing Agreement with SWAROVSKI BRAND LICENSE AG (“SWAROVSKI”) which provides ROI with an exclusive license to design and to develop the Swarovski Towers building in the Dubai (United Arab Emirates) territory. The Company plans to develop the world’s first luxury hotel and residential property revealing the exceptional standards of high-quality design and decor of the Swarovski brand. ROI is in discussions with project partners to achieve its plans to launch the project in 2018.

"We cannot stress enough how important the partnership with SWAROVSKI is for our Dubai project. We have been cultivating this relationship for several years and are confident that this shall create a strong path to crystalize our success in Dubai,” says Martin Scholz, CEO. "We are in final stages in reaching agreements with other project partners and are aiming to announce the launch of this project in early 2018”.

About ROI Land Investments Ltd.

ROI Land Investments (ROI) participates in the early stages of real estate development. The Company acquires land in locations positioned to benefit from unique economic catalysts. ROI also manages the permitting process, oversees the construction of infrastructure and works closely with established developers to bring projects to completion. The Company has projects underway in North America and the United Arab Emirates.

www.roilandinvestments.com

SAFE HARBOR AND INFORMATIONAL STATEMENT

This press release may contain forward-looking information, including all statements that are not statements of historical fact regarding the intent, belief or current expectations of the company, its directors or its officers with respect to, among other things: (i) the company’s financing plans; (ii) trends affecting the company’s financial conditions or results of operations; (iii): the company’s growth strategy and operating strategy; and (iv) the declaration and payment of dividends.

The words “may,” “would,” “will,” “expect,” “estimate,” “anticipate,” “believe,” “intend” and similar expressions and variations thereof are intended to identify forward-looking statements. Investors are cautioned that any such forward-looking statements are not a guarantee of future performance and involve risks and uncertainties, many of which are beyond the company’s ability to control, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors, including the risk disclosed in the company’s statements and reports filed with the OTC Markets.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 26, 2017	ROI LAND INVESTMENTS LTD.

	By:	/s/ Martin Scholz
Martin Scholz
Chief Executive Officer

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